Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, James Tilley, the President and Chief Executive Officer of Evans Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: (1) that the Annual Report of Evans Bancorp, Inc. on Form 10-K for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Evans Bancorp, Inc. This certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.
Date: March 23, 2006

By	/s/ James Tilley

Name:	James Tilley
Title:	President and Chief Executive Officer
(Principal Executive Officer)

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